SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934.



                              July 10, 1998
                             Date of Report
                   (Date of earliest event reported)

                         DAUPHIN TECHNOLOGY, INC.

       (Exact Name of Registrant as specified in its charter)

  Illinois                   33-21537-D                 87-0455038
 State of                Commission File No.           IRS Employer
Incorporation                                       Identification No.


                          Dauphin Technology, Inc.
                    800 E. Northwest Highway, Suite 950
                          Palatine, Illinois  60067
                   Address of principal executive offices

                                 847-358-4406
                         Registrant's telephone number


          Former name or address, if changed since last report

Item 1.     Changes in Control of Registrant

            Not applicable.

Item 2.     Acquisition or Disposition of Assets

            Not applicable.

Item 3.     Bankruptcy or Receivership

            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant

            Not applicable.

Item 5.     Other Events

The Registrant registered 7,487,935 shares of $.001 par value Common Stock at a proposed offering price of $1.00, pursuant to a Form S-1 Registration Statement declared effective on March 31, 1998. The registered shares consisted of 4,523,618 issued and outstanding shares registered on behalf of Selling Stockholders and 2,964,327 shares registered for issuance on behalf of the Registrant. As of June 30, 1998, the Registrant has issued 204,897 shares of Common Stock registered on its behalf, and received $175,383 in consideration therefor.

Item 6.     Resignations of Registrant's Directors

            Not applicable.


Item 7.     Financial Statements and Exhibits

            Not applicable.

Item 8.     Change in Fiscal Year

            Not applicable.

Item 9.     Sales of Equity Securities Pursuant to Regulation S

            Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DAUPHIN TECHNOLOGY, INC.

                                  By:  /Savely Burd/
                                        Savely Burd
                                        Chief Financial Officer